INVESTOR PRESENTATION JANUARY 11, 2021 Exhibit 99.1

Disclaimer This investor presentation (this “Investor Presentation”) and any oral statements made in connection with this Investor Presentation are for informational purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of ARKO Corp., a Delaware corporation (including its consolidated subsidiaries, “ARKO,” the “Company,” “we,” “us” or “our”). The information contained herein does not purport to be all inclusive. The data contained herein is derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or any other information contained herein. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, ARKO assumes no obligation to update the information in this Investor Presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. The communication of this Investor Presentation is restricted by law it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation No representation or warranty (whether express or implied) has been made by ARKO with respect to the matters set forth in this Investor Presentation. Use of Projections This Investor Presentation contains financial forecasts, including with respect to estimated revenues and fuel gallons sold for ARKO for fiscal year ended December 31, 2020. ARKO’s independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to such projections, and accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto. These projections should not be relied upon as being indicative of future results. In this Investor Presentation, certain of the above mentioned estimated information has been repeated (subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of ARKO or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will have been achieved.

Disclaimer Forward Looking Statements This Investor Presentation includes “forward looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of ARKO may differ from actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward looking statements. These forward looking statements include, without limitation, expectations with respect to the future prospects of ARKO. These forward looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of ARKO and are difficult to predict. Factors that may cause actual results to differ materially from those expressed in forward-looking statements include, but are not limited to: (1) the impact of the COVID 19 pandemic on the business of ARKO; (2) the ability to recognize the anticipated benefits of becoming a U.S. public company, which may be affected by, among other things, competition, the ability of ARKO to grow and manage growth profitably and retain its key employees; (3) changes in applicable laws or regulations; (4) the demand for ARKO’s services together with the possibility that ARKO may be adversely affected by other economic, business, and/or competitive factors; (5) risks and uncertainties related to ARKO’s business, including, but not limited to, changes in fuel prices, the impact of competition, environmental risks, restrictions on the sale of alcohol, cigarettes and other smoking products and increases in their prices, dependency on suppliers, increases in fuel efficiency and demand for alternative fuels for electric vehicles, failure by independent operators to meet their obligations, acquisition and integration risks, and currency exchange and interest rates risks; (6) failure to realize the expected benefits of entities and businesses that ARKO acquires; (7) failure to promptly and effectively integrate acquired businesses; (8) the potential for unknown or inestimable liabilities related to acquired businesses; and (9) other risks and uncertainties included in the documents and other materials we file with the SEC, and with the Israel Securities Authority by ARKO Holdings, Ltd. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward looking statements, which speak only as of the date made. Except to the extent required by applicable law, ARKO does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based. Industry and Market Data Industry and market data used in this Investor Presentation have been obtained from third party industry publications and sources, including reports by market research firms. ARKO has not independently verified the information and data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This information and data is subject to change. Use of Non-GAAP Financial Metrics This Investor Presentation includes both financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”) as well as certain non-GAAP financial measures for ARKO, such as Adjusted EBITDA. ARKO’s management uses these non-GAAP measures in the management of ARKO’s business and believes that the presentation of non-GAAP measures provides information that is useful to investors as it indicates more clearly the ability of ARKO to meet capital expenditure and working capital requirements and provides an additional tool for investors to use in evaluating ongoing operating results and trends. Other companies may calculate Adjusted EBITDA and other non-GAAP measures differently, and therefore ARKO's Adjusted EBITDA and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Investors should review ARKO's audited annual and unaudited interim financial statements, which are prepared in accordance with GAAP, and not consider any of ARKO’s non-GAAP measures in isolation or as a substitute for our financial results reported in accordance with GAAP. Additional information with respect to ARKO is contained in its filings with the SEC and is available at the SEC’s website, http://www.sec.gov, and on ARKO’s website, www.arkocorp.com.

Today’s Participants ARKO PRESENTERS ARIE KOTLER Founder, Chairman & CEO DON BASSELL CFO Acquired GPM Investments, LLC in 2011, now a wholly owned subsidiary of ARKO, at which time it operated and supplied 320 sites Grew ARKO to 3,000 current sites through a series of 18 acquisitions Spearheaded various real estate and fuel transactions totaling >$2 billion Deep experience and expertise in convenience store operations Seasoned executive experienced in international financial markets and publicly-traded companies/entities CFO of ARKO since April 2014 and previously from 2004-2010 Former CFO of Mid-Atlantic Convenience Stores (Catterton-backed and sold to Sunoco in 2013) Served in a wide variety of financial, treasury and MIS roles with major oil companies, other distributors, and service providers Over 35 years of experience in petroleum, convenience stores, refining and fuel distribution

Investment Highlights 1 Leader in the Highly Attractive Convenience Store Sector 2 Successful, Differentiated Strategy Embracing Community C-Store Brands 3 Demonstrated History of Rapid, High-ROI Growth Led by Reputation as an Acquirer of Choice 4 Significant Embedded Growth via Empire Acquisition & Remodel Opportunity 5 Founder-Led Management Team

ARKO
A Family of Community Brands

# Team with Talent and Track Record to Execute Growth Plan

6

| | | | |
|---|---|---|---|
|  | **ARIE KOTLER**<br>*Founder, Chairman & CEO* | 19 YEARS EXPERIENCE | ▪ Acquired GPM Investments, LLC in 2011; operated and supplied 320 sites at the time<br>▪ CEO and Chairman of ARKO Holdings Ltd., a public company traded on the Tel Aviv Stock Exchange from 2005 until creation of ARKO Corp.<br>▪ Spearheaded various real estate and fuel transactions totaling over $2 billion |
|  | **EYAL NUCHAMOVITZ**<br>*Executive Vice President* | 19 YEARS EXPERIENCE | ▪ Joined in January 2012 as Executive Vice President<br>▪ Served as the Executive Vice President and CFO of Tarragon Corporation<br>▪ Served as CEO of ARKOs USA, a U.S. subsidiary of ARKO Holdings Ltd. |
|  | **DON BASSELL**<br>*Chief Financial Officer* | 37 YEARS EXPERIENCE | ▪ Served as CFO since April 2014 and previously from 2004 through 2010<br>▪ Oversees accounting, finance, tax, treasury and financial reporting<br>▪ Served as the CFO of Mid-Atlantic Convenience Stores (Catterton-backed and sold to Sunoco) |
|  | **CHRIS GIACOBONE**<br>*Chief Operating Officer* | 26 YEARS EXPERIENCE | ▪ Joined with the acquisition of sites from DB Marts in 2004<br>▪ Oversees operations, fuel pricing, supply, transportation and facilities<br>▪ Served on the Board of Directors for the New England Convenience Store Association |
|  | **MICHAEL BLOOM**<br>*Executive Vice President & CMO* | 39 YEARS EXPERIENCE | ▪ Joined in 2019 from Fred's Inc., a publicly traded pharmacy and value general merchandise chain where he was CEO<br>▪ Oversees product assortment, merchandising, store brands, pricing, advertising, PR, in-store services, delis, store prototype development, loyalty and franchises<br>▪ Prior to working at Fred's Inc., served as President and COO of Family Dollar and EVP of Merchandising, Marketing and Supply Chain at CVS Health |
|  | **MAURY BRICKS**<br>*General Counsel* | 18 YEARS EXPERIENCE | ▪ Joined in 2013 from Greenberg Traurig, an international law firm<br>▪ Oversees legal matters including M&A, financing, governance, contracting and litigation management<br>▪ Worked in finance for the pipeline and retail natural gas divisions of Shell Oil Company |
| | *Other Senior Management* | 20-40 YEARS EXPERIENCE | ▪ Experienced individuals covering operations, finance, marketing, IT, merchandising, and M&A diligence and integration |

A High Growth, Scaled Consolidator in the U.S. Convenience Store Industry According to CSP’s Top 202 Convenience Stores 2020; includes only company-operated locations. Reflects ARKO’s store count as of 9/30/20 and Empire’s store count as of 10/6/20. Includes full year contribution of Empire based on 2019 results. Reflects ARKO’s store count as of 9/30/20 and Empire’s store count as of 10/6/20; excludes 1,592 wholesale locations. TOP U.S. CONVENIENCE STORE OPERATORS(1) 1 2 3 4 5 6 7 8 9 10 RANK COMPANY / CHAIN 9,364 5,933 3,900 2,181 1,679 1,489 1,334(4) 1,017 942 880 6.1% 3.9% 2.6% 1.4% 1.1% 1.0% 0.9% 0.7% 0.6% 0.6% U.S. STORE COUNT 777 1,023 1,103 1,341 1,400 Retail Sites Wholesale Sites 2,926 LARGE, RAPIDLY GROWING NETWORK LEADING U.S. CONVENIENCE STORE OPERATOR DIVERSE GEOGRAPHIC FOOTPRINT 2,926 sites across 33 states and Washington D.C.; retail network expanded ~4.4x over past seven years (location total) 7th 33 2,926 ~$1.6 Billion Largest U.S. Convenience Store Operator(1) Total sites, including 1,334 retail stores and 1,592 dealer-operated / ARKO-supplied sites(2) States of Operation 2020E Pro Forma In-Store Sales(3) ~2.1 Billion 2020E Pro Forma Fuel Gallons Sold(3) 15%+ Retail Site 5-Year CAGR (2)

8

# Acquiror-of-Choice in Highly Fragmented Industry with a Long Runway of Opportunities Ahead

## ARKO'S SUCCESSFUL HISTORY OF GROWTH

- 18 acquisitions completed since 2013
- Store base grown ~4.4x in seven years
- Highly fragmented market
  - 72% of industry comprised of <50 store chains
- Record current M&A activity in the sector
- Wholesale platform widens range of acquisition targets

## U.S. CONVENIENCE STORE COMPOSITION BY CHAIN SIZE[1]

Fragmented industry of 152,720 convenience stores


500+ Stores
17% (26,000)
201 - 500 Stores
6% (9,200)
51 - 200 Stores
5% (7,650)
11 - 50 Stores
9% (13,750)
1- 10 Stores
63% (96,000)

## ROBUST CONSOLIDATION OPPORTUNITY[2]

Top 10 convenience store operators control less than 20% of the store base in the U.S.


9,364
5,933
3,900
2,181
1,679
1,489
1,334(3)
1,017
942
880
Long Tail of 125,000+ Total Convenience Stores
820
750
701
598
555
508
421
398
365
360
ARKO
Wawa
#11
#12
#13
#14
#15
#16
#17
#18
#19
#20

(1) National Association of Convenience Stores ("NACS") *2018 NACS State of the Industry Report*.
(2) Data from CSP's Top 202 Convenience Stores 2020
(3) Reflects ARKO's store count as of 9/30/20 and Empire's store count as of 10/6/20; excludes 1,592 wholesale locations.

Significant Community Brand Equity Across Expansive Store Portfolio

Entrenched, Local Brands Plus Benefits of Participation in Large Network ~48 Years Average Local Brand History ROI-Focused Acquiror of Choice Differentiated Strategy Preserves Long-Established Community Brand Equity Centralized Procurement and Merchandising Leverage Network Scale Optimized Purchasing and High-Performing In-Store Product Offerings Drive ROI Common Loyalty Program Enables Network-Wide Promotions and Marketing Initiatives

Diversified Community Brands with Regional Footprints Note: Store count as of 9/30/20; excludes nine Dunkin’ locations, two standalone Subway locations, as well as 36 additional stores carrying banners with less than ten locations across network including one banner acquired in 2019. Excludes 84 retail sites acquired from Empire on 10/6/2020. 265 2018 213 Legacy 144 2013 129 2016 89 2015 92 2017 44 Multiple 51 2019 38 2016 28 2015 28 2013 22 2013 17 2019 16 2016 16 2015 11 2018 SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. SITES YEAR ACQ. AR, LA, OK, TX IL, IN, MI, OH CT, IA, IL, IN, KY, MI, NC, NE, PA, TN, VA NC, SC, TN, VA IN, MI NC, SC, TN, VA IL, IA, KY, IN, NE, MI WI KY, VA IN, MI SC SC FL IL, MO TN MI STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION STATE(S) OF OPERATION (formerly Road Ranger and Gas Mart)

# Multi-Faceted Growth Strategy

12

ARKO
A Family of Community Brands

| CONTINUE CORE ACQUISITION STRATEGY | AGGRESSIVE REMODEL OPPORTUNITY | ROBUST WHOLESALE PLATFORM: EMPIRE ACQUISITION |
|---|---|---|
| ▪ Highly fragmented U.S. convenience store industry<br>▪ Well-developed acquisition and integration capabilities<br>▪ Ability to acquire both small and large chains; ARKO reviews all opportunities<br>▪ Actionable pipeline of opportunities<br>▪ In-house M&A team performs in-depth reviews of ~30 opportunities per annum | ▪ Team built to optimize acquired assets; remodel prototype underway<br>▪ Traffic counts and demographics analyzed to identify ~700 candidates<br>▪ Foodservice will be a key feature of store reinvestment program<br>▪ 360 sites projected to be remodeled over the next three to five years<br>▪ Estimating ~$70 million of incremental EBITDA and pre-tax ROI of 20%+ | ▪ Low overhead wholesale operations<br>▪ Enhances cash flow stability (long-term contracts) and diversification<br>▪ Widens range of acquisition targets; certain competing consolidators have difficulty acquiring wholesale operations<br>▪ Scale enhances leverage with suppliers and synergy potential |
| **~$20 million annually** | **$70 million + over three to five years** | **> $60 million** |

**EXPECTED INCREMENTAL EBITDA**

13

# Dedicated M&A Team with Well-Developed Target Diligence, Transaction Execution, and Integration Capabilities

ARKO has consistently acquired quality assets at attractive multiples relative to publicly disclosed industry transactions. The Company has exercised demonstrable price discipline and creative approaches to transaction structuring which has historically resulted in attractive returns over time

**6.6x**
Historical Gross Purchase Multiple[1]

**18**
Acquisitions Since 2013

**16**
Regional C-Store Banners

**IN-HOUSE M&A TEAM**
with Extensive Experience



596
573
777
1,023
1,103
1,341
1,400
2,926

| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020E |
|---|---|---|---|---|---|---|---|---|
| **Stores Acquired:** | **301** | **0** | **211** | **264** | **106**[3] | **289** | **87** | **1,537**[4] |

(1) Sample size based on 14 transactions completed (excludes 2019 and 2020 acquisitions for lack of visibility into post-transaction performance).
(2) Gas Mart, Road Ranger, Arey Oil, and Hurst Harvey stores rebranded post-closing under Company's existing brands.
(3) Includes Broyles Hospitality locations, a seven unit Dunkin' franchisee in Tennessee and Virginia.
(4) Empire store count at closing (as of 10/6/20).

Strong Return on Capital: Sustained Price Discipline Augmented by Significant Synergies Opportunities ARKO has maintained purchase price discipline over time and focused intently on capturing cost savings and synergies post-transaction. Thorough diligence on the front end has been key to avoid mis-pricing assets that erode the Company’s ability to meet return hurdles. Looking forward, we believe that the scale of the platform will enable the Company to achieve greater levels of synergies. AVERAGE ARKO PURCHASE MULTIPLES FROM 2013 TO 2018(1) Note: Sample size based on 14 transactions (excludes 2019 and 2020 acquisitions for lack of visibility into post-transaction performance); “Net” multiple based on EBITDA generated one-year after closing of acquisitions and is illustrated as a weighted average across all transactions. Purchase price based on store-level EBITDA. Before incremental G&A expenses from acquisitions; capital reduced by value structured real estate financing. 38.2% Return on Capital(2) (2) Identify strategic opportunities Execute the right deals at the right prices Efficient integration Aggressively extract synergies Deleverage ARKO’S DISCIPLINED APPROACH TO M&A

ARKO
A Family of Community Brands

# Capturing Synergies Has and Is Expected to Continue to Create Substantial Value

15

ARKO's scale and purchasing power are leveraged to significantly improve the performance of acquired operations

## HURST HARVEY

**Purchase Price:** $4.8 million
**Geography:** VA
**Sites:** 5

## VPS – SOUTHEAST DIVISION

**Purchase Price:** $45.9 million
**Geography:** NC, SC, TN, & VA
**Sites:** 296

## AREY OIL

**Purchase Price:** $8.7 million
**Geography:** NC & SC
**Sites:** 8

| | Hurst Harvey – At Close | Hurst Harvey – Change | Hurst Harvey – 12 Mos. Post-Close | VPS – Southeast Division – At Close | VPS – Southeast Division – Change | VPS – Southeast Division – 12 Mos. Post-Close | Arey Oil – At Close | Arey Oil – Change | Arey Oil – 12 Mos. Post-Close |
|---|---|---|---|---|---|---|---|---|---|
| Fuel Margin | 17.7¢ | +10.7¢ | 28.4¢ | 16.4¢ | +3.6¢ | 20.0¢ | 17.5¢ | +3.9¢ | 21.4¢ |
| In-Store Margins(1) | 21.9% | +9.8% | 31.7% | 32.1% | (0.5%)(2) | 31.6% | 29.0% | 4.2% | 33.2% |
| *($ in millions)* Store-Level EBITDA | $0.8 | +90% | $1.5 | $16.1 | +31% | $21.1 | $1.5 | +69% | $2.5 |

**MULTIPLE REDUCTION AS SYNERGIES ARE REALIZED**

| | Hurst Harvey | VPS – Southeast Division | Arey Oil |
|---|---|---|---|
| At Close | 6.0x | 2.8x | 5.9x |
| 12 Mos. Post-Close | 3.2x | 2.2x | 3.5x |
| | **2.8x Reduction** | **0.6x Reduction** | **2.4x Reduction** |

(1) In-store margin does not include adjustments for inventory over/short, spoilage, or deferred loyalty sales.
(2) ARKO adopted an alternate cigarette pricing strategy post-transaction, voluntarily sacrificing profit margin for higher volumes to drive store traffic.

16

ARKO
A Family of Community Brands

# Roughly Half of Existing Company Operated Stores Are Candidates for High Return Store Remodel Program

Following significant acquisition growth, ARKO is re-investing in the in-store experience with numerous initiatives to drive sales and enhance returns

## SIGNIFICANT STORE REMODEL PROGRAM[1]

- Significant, embedded growth opportunity with high return store refresh program





## PROGRAM OVERVIEW

- Identified candidates after analysis of traffic counts, local demographic information and remodel feasibility studies
- Plans to spend ~$360 million over next three to five years with an anticipated return on capital of at least 20%; estimated ~$70 million of EBITDA upside over three to five years
- Program will emphasize brand development with regional brands featured alongside national ARKO brand for network consistency
- Emphasis on enhanced foodservice offering

### ESTIMATED TOTAL STORES REMODELED OVER TIME



Cumulative # of Remodeled Stores
400
300
200
100
0
10
60
160
260
360
'21E
'22E
'23E
'24E
'25E
% of Current Stores
0.8%
4.7%
12.6%
20.4%
28.3%

(1) Will include select raze & rebuilds.

Remodeling Efforts in the Past Have Generated Significant Returns Note: ROI defined as EBITDA lift divided by total investment. Follows a three month re-opening period. Store #57 located in Quinton, Virginia. STORE 27 – “SOFT” REMODEL STORE 33 – “HARD” REMODEL STORE 57 – RAZE & REBUILD Investment: $199.5 ROI: 28.1% Payback: 3.6 years Investment: $358.6 ROI: 60.2% Payback: 1.7 years Investment: $2,174.0 ROI: 28.6% Payback: 3.5 years ($ in 000’s) +$56k (20%) +$216k (47%) +$623k ARKO HAS EXPERIENCED SIGNIFICANT SUCCESS WITH PAST REMODEL EFFORTS GENERATING RETURNS IN THE ~30% TO 60% RANGE BEFORE(2) AFTER(2) EBITDA EBITDA EBITDA (1)

ARKO
A Family of Community Brands

# Continued Enhancement of Product Offering and Customer Engagement

18

Numerous in-store sales growth and margin enhancement opportunities exist across the Company's expansive footprint; despite its size, ARKO is extremely nimble as evidenced by its ability to fully stock stores with essential items ahead of competitors at the onset of the pandemic

### PRIVATE LABEL EXPANSION & ESSENTIAL ITEMS

- High margin snacks and packaged beverages and post-pandemic essential items


Fas
SNACKS

### LOYALTY PROGRAM ENHANCEMENT

- Launch of revised customer relationship-focused program in September

Fas REWARDS


Fas CASHBACK

### PLANOGRAMMING

- Data-driven placement of top-selling SKUs across all categories with regional customization

BlueYonder
Fulfill your potential™

### GAMING INTRODUCTION

- Machines installed at 65 Virginia stores play began July 1, 2020[(1)]


COME PLAY WITH US!
JULY 1ST

### PRODUCT MIX OPTIMIZATION

- Optimized space planning, movement analysis and forward-looking category mix in post-pandemic world



### MOBILE ORDER / CURBSIDE PICKUP

- DoorDash currently at ~250 sites with plans to rollout approximately 110 more in Q1 2021
- We also partner with UberEats, Grub Hub, and Postmates

DOORDASH

### PROMOTIONAL EVENTS

- Popular promotions in tandem with loyalty program expansion


MILLION
ENROLL
BUY
WIN
SCRATCH

### ENHANCED FOODSERVICE

- Expansion of proprietary and franchised foodservice offerings



(1) ARKO also operates gaming machines at 12 sites in Illinois.

ARKO
A Family of Community Brands

# An Attractive Business Mix with Enhanced Stability Provided by Strategic Empire Petroleum Combination

19

## ARKO STANDALONE BUSINESS

### DIVERSIFIED GROSS PROFIT MIX IN EXISTING GPM BUSINESS

GROSS PROFIT MIX (FY19)



Wholesale 1%
Other Income 8%
Retail Fuel 32%
In-Store 59%

MERCHANDISE GROSS PROFIT MIX (FY19)



Foodservice 14%
Cigarettes 18%
Other Tobacco 8%
Alcoholic 8%
Non-Alcoholic 26%
Grocery 26%

### HISTORICALLY STABLE FUEL MARGINS



(cents per gallon)
40.0¢
30.0¢
20.0¢
10.0¢
0.0¢
20.3¢
20.5¢
21.6¢
20.7¢
32.9¢
6.6¢
8.3¢
7.8¢
8.7¢
13.3¢
2016
2017
2018
2019
Q3 YTD 2020
Retail
Wholesale

## ARKO + EMPIRE PETROLEUM

### EMPIRE ACQUISITION ADDS ADDITIONAL SCALE, ENHANCES CASH FLOW STABILITY, AND GREATLY EXPANDS ARKO'S EXPOSURE TO WHOLESALE FUEL DISTRIBUTION OPERATIONS



3,000
2,000
1,000
0
1,389
1,250
139
84
1,453
2,926
1,592
1,334
ARKO Pre-Transaction
Empire Retail
Empire Wholesale
2020E Combined(1)
Retail Sites
Wholesale Sites

**~1 Billion**
Fuel volume pre-transaction (FY20E)

**~2.1 Billion**
Fuel volume including Empire Petroleum[2]

*Empire acquisition doubled Company's scale*

ARKO
A Family of Community Brands
**COMBINED**

33 States & Washington, D.C.
2,926 Stores[1]
(1,334 Retail, 1,592 Wholesale)



ARKO
New Empire states

Note: Figures on pie chart do not add to 100% due to rounding.
(1) Reflects ARKO's store count as of 9/30/20 and Empire's store count as of 10/6/20.
(2) Based on Empire's 2019 financials.

ARKO
A Family of Community Brands

# Empire Petroleum: Highly Strategic Combination that Meaningfully Increases Company Scale

20

## EMPIRE COMPANY OVERVIEW

| | |
|---|---|
| **1,537** | **23** |
| Total Stores Operated and/or Supplied[1] | Acquisitions Since 2011 |
| **Top 10** | **1.1 Billion** |
| Super-Jobbers[2] In the U.S. | Fuel Gallons Distributed in 2019 |

## ARKO HISTORICAL TOTAL FUEL VOLUME


(gallons in millions)
Arko
Empire
2,400
1,800
1,200
600
0
EMPIRE[3]
Acquired Volume
2,122
1,155
685
872
1,053
1,108
967
'16
'17
'18
'19
Pro Forma '20E

## TRANSFORMATIVE TRANSACTION

### BENEFITS TO COMBINATION

- **Announced:** 12/17/19
- **Closed:** 10/6/20
- **Purchase Price:** $353 million[4]
- **Multiple Paid:** 7.6x EBITDA (pre-synergies)
- Materially increased footprint (10 new states of operation & D.C.)
- Further diversified ARKO's cash flow and provided ARKO with a scaled wholesale platform
- ARKO expects to achieve significant synergies from the transaction moving forward
- Enhanced ARKO's competitiveness as an acquiror

EMPIRE

(1) Empire store count at closing (as of 10/6/20).
(2) Per management estimates; super-jobbers defined as fuel distributors with volumes greater than 1 billion gallons annually and significant scale with multiple major oil companies.
(3) Based on Empire's 2019 financial results.
(4) Excludes five year deferred payment of $20.0 million and potential post-closing contingent amounts of up to an additional $45 million.

FINANCIAL OVERVIEW

Same Store In-Store Sales vs Prior Year Slight retreat during the worst of the pandemic; accelerated in more recent months as consumer behavior shifted and state re-openings were initiated

Strong Track Record of Growth Projected to Continue Adjusted EBITDA is calculated as EBITDA adjusted to exclude the gain or loss on disposal of assets, impairment charges, acquisition costs, other non-cash items, and other unusual or non-recurring charges.. Empire Q3 YTD based on historical results prior to acquisition . Refer to Appendix 2 for reconciliation Includes full year contribution of Empire based on 2019 results. ARKO is an industry leader with strong projected earnings and sales growth Q3 PF YTD ADJUSTED EBITDA(1) HISTORICAL AND PROJECTED IN-STORE SALES HISTORICAL AND PROJECTED FUEL VOLUMES ($ in millions) ($ in 000s) (gallons in millions) CAGR: 32.7% CAGR: 18.4% Growth: 81.0% STRONG GROWTH EXPECTED TO CONTINUE(2) 18.4% In-Store Sales CAGR (2016-2020E PF) 32.7% Fuel Volume Sales CAGR (2016-2020E PF) Excludes contribution from Empire Excludes contribution from Empire (2) (2)

Pro Forma Capitalization

APPENDIX 1: INDUSTRY OVERVIEW

Large, Growing, Recession-Resistant Industry U.S. IN-STORE C-STORE SALES VS. U.S. CONSUMPTION INDEX Industry has grown at a 3.4% CAGR over the last 12 years U.S. CONVENIENCE STORE IN-STORE SALES OVER TIME ($ in billions) ATTRACTIVE INDUSTRY DYNAMICS: Strong fundamentals Large, mature industry Consistent industry-wide sales and profitability growth; acquiring share from other retail channels Stable industry store count Highly fragmented Recession-resistant Minimal impact of Covid-19 (net beneficial to ARKO) Perpetual value of convenience Historically adaptable in the face of headwinds Source: EIA, Department of Transportation, and Bureau of Economic Analysis. Note: PCE = Personal Consumption Expenditures.

Industry Continues to Experience Meaningful Consolidation Activity Source: Raymond James database. Note: Includes U.S. convenience store transactions, including acquisitions of dealer-operated sites. Excludes sale-leaseback transactions. Includes 3,900 store acquisition of Speedway by 7-Eleven. 24 36 56 50 41 53 38 20 Transaction Count TOTAL INDUSTRY TRANSACTION VOLUME (by store count) (1)

APPENDIX 2: SUPPLEMENTARY FINANCIAL INFORMATION

Reconciliation of ARKO Holdings, Ltd. GAAP Net Income to Adjusted EBITDA Eliminates the non-cash portion of rent, which reflects the extent to which our GAAP rent expense recognized exceeds (or is less than) our cash rent payments. The GAAP rent expense adjustment can vary depending on the terms of our lease portfolio, which has been impacted by our recent acquisitions. For newer leases, our rent expense recognized typically exceeds our cash rent payments, while for more mature leases, rent expense recognized is typically less than our cash rent payments. Eliminates costs incurred that are directly attributable to historical business acquisitions and salaries of employees whose primary job function is to execute the Company's acquisition strategy and facilitate integration of acquired companies. Eliminates the bargain purchase gain recognized as a result of the Town Star acquisition. Eliminates the non-cash (gain) loss from the sale of property and equipment, the gain recognized upon the sale of related leased assets, including $6.0 million related to the sale of eight store sites in 2019, and impairment charges on property and equipment and right-of-use assets related to closed and non-performing stores. Eliminates non-cash stock-based compensation expense related to the ongoing equity incentive program in place to incentivize, retain, and motivate our employees and officers. Eliminates the Company's share of loss attributable to its unconsolidated equity investment. Eliminates the impact of mainly timing differences related to amounts paid in settlement of the pension fund claim filed against the Company. Eliminates the payment of historical fuel tax liabilities owed for multiple prior periods. Eliminates other unusual or non-recurring items that management does not consider to be meaningful in assessing operating performance.

Reconciliation of Empire Petroleum Partners, LLC GAAP Net Income to Adjusted EBITDA a) Eliminates the non-cash (gain) loss from the sale of property and equipment.